REGISTRATION NO. 2-83631/811-3738

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]


                                      Pre-Effective Amendment No.     [ ]
                                      Post-Effective Amendment No. 41 [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 42                        [X]

                                 VALIC Company I
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       (formerly known as North American Funds Variable Product Series I)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                              NORI L. GABERT, ESQ.
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713.831.5165)

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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                          THE CORPORATION TRUST COMPANY
                              300 East Lombard St.
                            Baltimore, Maryland 21202
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                     (NAME OF ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:

                              DAVID M. LEAHY, ESQ.
                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006


It is proposed that this filing will become effective (check appropriate box):

[   ]             immediately upon filing pursuant to paragraph (b)
[   ]             on __________________, pursuant to paragraph (b)
[   ]             60 days after filing pursuant to paragraph (a)(1)
[   ]             on __________________, pursuant to paragraph (a)(1)
[X]               75 days after filing pursuant to paragraph (a)(2)
[   ]             on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ]             This post-effective amendment designates a new effective
                  date for a previously filed post-effective amendment.

                                 VALIC Company I
                               2929 Allen Parkway
                              Houston, Texas 77019

                              ______________, 2004
                                   Prospectus



VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds, three of which (the "Funds") are described in this Prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.



                            Inflation Protected Fund
                            Large Capital Growth Fund
                             Mid Capital Growth Fund




The Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.



                                                           TABLE OF CONTENTS
Topic                                                                                                          Page

Cover Page
Welcome...........................................................................................................3
About the Funds...................................................................................................3
Fund Fact Sheets..................................................................................................4
   Inflation Protected Fund.......................................................................................4
   Large Capital Growth Fund......................................................................................7
   Mid Capital Growth Fund.......................................................................................10
Investment Glossary..............................................................................................15
   American Depositary Receipts ("ADRs").........................................................................15
   Asset-Backed Securities.......................................................................................15
   Derivatives...................................................................................................15
   Diversification...............................................................................................15
   Equity Securities.............................................................................................16
   Exchange Traded Funds ("ETFs")................................................................................16
   Fixed Income Securities.......................................................................................16
   Foreign Currency..............................................................................................18
   Foreign Securities............................................................................................18
   Illiquid Securities...........................................................................................18
   Lending Portfolio Securities..................................................................................18
   Loan Participations...........................................................................................19
   Money Market Securities.......................................................................................19
   Mortgage-Related Securities...................................................................................19
   Repurchase Agreements.........................................................................................20
   Reverse Repurchase Agreements, Dollar Rolls and Borrowings....................................................20
   Temporary Defensive Investment Strategy.......................................................................21
   When-Issued Securities........................................................................................21
About Portfolio Turnover.........................................................................................21
About the Series Company's Management............................................................................22
   Investment Adviser............................................................................................22
   Investment Sub-Advisers.......................................................................................22
     AIG Global Investment Corp..................................................................................23
     AIG SunAmerica Asset Management Corp........................................................................24
     A I M Capital Managment, Inc................................................................................24
     John McStay Investment Counsel, LP .........................................................................25
     Van Kampen..................................................................................................25
How VALIC is Paid for its Services...............................................................................25
Account Information..............................................................................................26
   Series Company Shares.........................................................................................26
   Buying and Selling Shares.....................................................................................26
   How Shares are Valued.........................................................................................27
   Dividends and Capital Gains...................................................................................28
   Tax Consequences..............................................................................................28
   Selective Disclosure of Portfolio Holdings....................................................................27
Interested in Learning More?.....................................................................................30


Welcome

     This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

     Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") to which plan services are provided by VALIC or one of its affiliates.

     All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

About the Funds

     The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

     Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective. All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Inflation Protected Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp.

Investment Objective

     The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management.

Investment Strategy

     The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations (either through cash market purchases, forward commitments or derivative instruments). "Net assets" will take into account borrowing for investment purposes. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.

     The Fund invests at least 80% of its net assets in fixed income securities. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated C or higher by Moody's Investors Service, Inc. ("Moody's") or CC or higher by Standard & Poors Ratings Services ("S&P") or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

     The Fund may invest all of it assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls).

Investment Risk

     As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

     Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

     Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

     Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other actors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

     Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

     Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

     Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

     Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

     Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Fund paid.

     Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.

     Non-Mortgage Asset-Backed Securities Risk: Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Performance Information

     Performance information is not available, since this is a new Fund.

Large Capital Growth Fund
Fact Sheet


Investment Adviser
VALIC

Investment Sub-Advisers
A I M Capital Management, Inc.
AIG SunAmerica Asset Management Corp.

Investment Objective
The Fund seeks to provide long-term growth of capital.


Investment Strategy

     The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. "Net assets" will take into account borrowing for investment purposes. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

     The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalent, including money market instruments.

     The Fund's sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential.

     The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

     A I M Capital Management, Inc. and AIG SunAmerica Asset Management Corp. each manage approximately 50% of the assets of the Fund.

Investment Risk

     As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

     Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

     Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place that is unfavorable to the Fund.

     Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

     Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest in high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

     Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

     Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Performance Information

     Performance information is not available, since this is a new Fund.

Mid Capital Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
Morgan Stanley Investment Management Inc. d/b/a Van Kampen
John McStay Investment Counsel, LP

Investment Objective
The Fund seeks long-term capital growth.


Investment Strategy

     The sub-advisers seek long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. Up to 5% of the Fund's assets may be invested in securities of issuers located in emerging market countries.

     The sub-advisers' process follows a flexible investment program in seeking to achieve the Fund's investment objective. The sub-advisers focus on companies they believe have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the sub-advisers study company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

     Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid cap companies. "Net assets" will take into account borrowing for investment purposes. A company is considered to be a mid cap company if, at the time of purchase, the company has a market capitalization
(1) between $1.0 billion and $12 billion or (2) within the range of companies represented in the Russell Mid Cap Growth Index (the "Mid Cap Index"). The market capitalization of companies in the Mid Cap Index will fluctuate with changes in market conditions and the composition of the Mid Cap Index. As of July 31, 2004, the market capitalization range of the Mid Cap Index was approximately between $529 million and $13.4 billion.

     The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPO's. There is no guarantee that as assets of the Fund grow the Fund will be able to experience significant improvement in performance by investing in IPO's. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

     Van Kampen and John McStay Investment Counsel, LP each manage approximately 50% of the assets of the Fund.

Investment Risk

     As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks, the value of your investment may fluctuate:

     Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other actors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

     Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

     Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

     IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well a to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

     Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

     Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Performance Information

     Performance information is not available since this is a new Fund.

EXPENSE SUMMARY

     The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administration fees charged in the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

Shareholder Fees (fees paid directly from your account):  Not applicable

     Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets based on estimated amounts for the year ended May 31, 2005)




                                                       Inflation Protected*    Large Capital Growth*     Mid Capital
                                                                                                           Growth*

Management Fees.............................                   0.50%                   0.75%                0.70%

Other Expenses......................................           0.53%                   1.10%                1.10%

Total Fund Operating Expenses...................               1.03%                   1.85%                1.80%

Expense Reimbursement...........................               0.38%                   1.00%                0.95%

Net Expenses.......................................            0.65%                   0.85%                0.85%


(*) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2005, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:



                                                                        1 Year              3 Years
                                                                        ------              -------

Inflation Protected.....................................................$66                 $290
Large Capital Growth....................................................$87                 $484
Mid Capital Growth......................................................$87                 $474



INVESTMENT GLOSSARY


Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

American Depositary Receipts ("ADRs")

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives

Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

Diversification

Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the Investment Company Act of 1940 ( the "1940 Act").

All of the Funds except the Inflation Protected Fund are diversified under the 1940 Act.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Exchange Traded Funds ("ETFs")

These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed Income Securities

Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-- by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions  or other  circumstances  are more  likely  to  weaken  the  issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

Foreign Currency

Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

Foreign Securities

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

Lending Portfolio Securities

Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

Loan Participations

A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

Money Market Securities

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-    Commercial paper sold by corporations and finance companies.

-    Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Mortgage-Related Securities

Mortgage-related   securities   include,   but  are  not  limited  to,  mortgage
pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings

A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

Temporary Defensive Investment Strategy

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

When-Issued Securities

When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

It is anticipated that the Inflation Protected Fund, the Large Capital Growth Fund and the Mid Capital Growth Fund will have annual turnover rates in excess of 100%.

About the Series Company's Management

Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

Investment Sub-Advisers

VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

The Sub-Advisers are:

AIG Global Investment Corp.
AIG SunAmerica Asset Management Corp.
A I M Capital Management, Inc.
Morgan Stanley Investment Management, Inc.
John McStay Investment Counsel, LP


Inflation Protected Fund

AIG Global Investment Corp. ("AIGGIC")
175 Water Street, New York, New York 10038

AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international investment adviser companies (including AIGGIC), which provide advice, investment products and asset management services to clients around the world. As of September 30, 2004, AIGGIG managed approximately $_____ billion, of which approximately $367 billion relates to AIG affiliates and $63 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

A team makes investment decisions for the Inflation Protected Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Inflation Protected Fund are made by a team headed by Richard A. Mercante, Managing Director -- Head of High Grade Fixed Income, Global Emerging Markets Debt, and Global Securities Lending for AIGGIG. Mr. Mercante is a member of Global Asset Allocation Committee ("GAAC") where he participates in investment policy discussions and decisions. Mr. Mercante joined AIGGIG in 1994 from Dean Witter InterCapital where he served as a Senior Portfolio Manager responsible for managing the Dean Witter Strategist Fund, as well as the fixed income assets of institutional clients. He is a Chartered Financial Analyst.

Large Capital Growth Fund

AIG SunAmerica Asset Management Corp. ("SAAMCo")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of September 30, 2004, SAAMCo managed, advised and/or administered more than $____ billion in assets.

Approximately 50% of the assets of the Large Capital Growth Fund are managed by a team supervised by Francis D. Gannon. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo.

Large Capital Growth Fund

A I M Capital Managment, Inc. ("AIM")
11 Greenway Plaza, Suite 100
Houston, Texas  77046

AIM has acted as an investment adviser since its organization in 1986. AIM, together with its affiliates, advises or manages over 200 investment funds, including the Fund, encompassing a broad range of investment objectives. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC London, England. Total net assets under the management of AIM and its affiliates was approximately $_____ billion as of September 30, 2004.

Approximately 50% of the assets of the Large Capital Growth Fund are managed by AIM which uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the portion of the Fund's portfolio allocated to AIM are Geoffrey V. Keeling, Senior Portfolio Manager and Robert L. Shoss, Senior Portfolio Manager. Messrs. Keeling and Shoss have each been associated with AIM and/or its affiliates since 1995.

They are assisted by the AIM Large Cap Growth Team.

Mid Capital Growth Fund

John McStay Investment Counsel, LP ("JMIC")
5949 Sherry Lane, Suite 1600
Dallas, Texas  75225

JMIC is an SEC registered investment advisor whose principal place of business is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and is an indirect majority-owned subsidiary of American International Group, Inc. JMIC has provided investment management services to institutional clients since 1983. As of September 30, 2004, JMIC had approximately $_____ billion in assets under management.

Approximately 50% of the assets of the Mid Cap Growth Fund are managed by a team of seven portfolio managers.

Mid Capital Growth Fund

Van Kampen
1221 Avenue of the Americas
New York, New York  10020

Morgan Stanley Investment Management, Inc., doing business in certain instances (including in its role as sub-adviser to this Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses - securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. As of September 30, 2004, Van Kampen, together with its affiliated asset management companies, had approximately $_____ billion in assets under management, with approximately $____ billion in institutional assets.

Approximately 50% of the assets of the Mid Capital Growth Fund is managed by the U.S. Growth Team.

How VALIC is Paid for its Services

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

The advisory fee that the Fund will pay to VALIC is as follows:



                                                                                       Advisory Fee Paid
                                                                                  (as a percentage of average
                                              Fund Name                                 daily net assets)
                              ----------------------------------------                  -----------------

                              Inflation Protected Fund                 0.50% on first $250 million of assets, plus 0.45%
                                                                       on next $250 million of assets, plus 0.40% on
                                                                       assets over $500 million
                              Large Capital Growth Fund                0.75% on first $250 million of assets, plus 0.70%
                                                                       on next $250 million of assets, plus 0.65% on
                                                                       assets over $500 million %
                              Mid Capital Growth Fund                  0.70% on first $250 million of assets, plus 0.65%
                                                                       on next $250 million of assets, plus 0.60% on
                                                                       assets over $500 million


The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

Account Information

Series Company Shares

The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to certain employer-sponsored retirement plans (previously defined as the "Plans").

Buying and Selling Shares

As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Frequent or Short-term Trading

The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

How Shares are Valued

The Series Company calculates the net asset value ("NAV") of each Fund's shares each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time. The NYSE is open Monday through Friday but is closed on certain federal and other holidays. The NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day. If, however, the market quotations are determined to be unavailable or unreliable (see below), securities and other assets may be valued at fair value in accordance with pricing procedures approved by the Board of Directors.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities in other situations; for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The amortized cost method is used to determine the values of each Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

Dividends and Capital Gains

Dividends from Net Investment Income

For each Fund, dividends from net investment income are declared and paid quarterly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences

As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

Selective Disclosure of Portfolio Holdings

The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in The Statement of Additional Information.

Interested in Learning More?


The  Statement of Additional  Information  incorporated  by reference  into this
prospectus   contains   additional   information   about  the  Series  Company's
operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

o    To   view   information   online:    Access   the   SEC's   web   site   at
     http://www.sec.gov.

o To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.









Investment Company Act filing number 811-03738.

                                 VALIC Company I

                              Asset Allocation Fund
                              Blue Chip Growth Fund
                            Capital Conservation Fund
                                Core Equity Fund
                           Government Securities Fund
                              Growth & Income Fund
                              Health Sciences Fund
                              Income & Growth Fund
                            Inflation Protected Fund
                           International Equities Fund
                       International Government Bond Fund
                           International Growth I Fund
                              Large Cap Growth Fund
                            Large capital growth fund
                               Mid Cap Index Fund
                             mid capital growth fund
                               Money Market I Fund
                            Nasdaq-100(R) Index Fund
                            Science & Technology Fund
                                 Small Cap Fund
                              Small Cap Index Fund
                              Social Awareness Fund
                                Stock Index Fund
                                   Value Fund


-------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

                                     PART B


                    October 1, 2004, as amended on ___, 2004


This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company I (the "Series Company" or "VC I"). It should be read in conjunction with the Prospectus. The SAI and the related Prospectus are both dated October 1, 2004, as amended on ______, 2004. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by visiting www.aigvalic.com, calling 1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas, 77019.





                                TABLE OF CONTENTS

                                                                                                                Page

General Information and History                                                                                    4
Investment Restrictions                                                                                            6
     Fundamental Investment Restrictions                                                                           6
     Non-Fundamental Investment Restrictions                                                                       7
     Operating Policies                                                                                            8
Investment Practices                                                                                              10
     Adjustable Rate Securities                                                                                   10
     Asset-Backed Securities                                                                                      10
     Bank Obligations                                                                                             10
     Convertible Securities                                                                                       11
     Depositary Receipts                                                                                          11
       Eurodollar Obligations                                                                                     12
     Fixed Income Securities                                                                                      13
     Foreign Currency Exchange Transactions and Forward Contracts                                                 14
     Foreign Securities                                                                                           15
     Hybrid Instruments                                                                                           17
     Illiquid Securities                                                                                          18
     Initial Public Offerings                                                                                     18
     Interfund Borrowing and Lending Program                                                                      19
     Lending Portfolio Securities                                                                                 19
     Loan Participations                                                                                          20
     Mortgage-Related Securities                                                                                  20
     Options and Futures Contracts                                                                                23
     Other Investment Companies                                                                                   30
     Real Estate Securities and Real Estate Investment Trusts                                                     31
     Repurchase Agreements                                                                                        32
     Reverse Repurchase Agreements                                                                                32
     Rule 144A Securities                                                                                         32
     Short Sales                                                                                                  33
     Swap Agreements                                                                                              33
       Variable Rate Demand Notes                                                                                 34
     Warrants                                                                                                     34
     When-Issued Securities                                                                                       35
Investment Adviser                                                                                                36
     Approval of Advisory Agreement                                                                               37
     Code of Ethics                                                                                               39
Investment Sub-advisers                                                                                           40
     Approval of Sub-advisory Agreements                                                                          40
Service Agreements                                                                                                44
Portfolio Turnover                                                                                                45
Portfolio Transactions and Brokerage                                                                              45
Offering, Purchase, and Redemption of Fund Shares                                                                 52
Determination of Net Asset Value                                                                                  52
Accounting and Tax Treatment                                                                                      54
     Calls and Puts                                                                                               54
     Financial Futures Contracts                                                                                  54
     Subchapter M of the Internal Revenue Code of 1986                                                            54
     Passive Foreign Investment Companies                                                                         55
     Section 817(h) of the Code                                                                                   55
Other Information                                                                                                 56
     Shareholder Reports                                                                                          56
     Voting and Other Rights                                                                                      56
       Proxy Voting Policies and Procedures                                                                       57
     Proxy Voting Records                                                                                         59
       Disclosure of Portfolio Holdings Policies and Procedures                                                   59
     Custody of Assets                                                                                            60
     Index Funds                                                                                                  60
     Independent Registered Public Accounting Firm                                                                61
Management of the Series Company                                                                                  62
        Director Ownership of Shares                                                                              66
     Compensation of Independent Directors                                                                        67
Appendix                                                                                                          69
     Description of Corporate Bond Ratings                                                                        69
     Description of Commercial Paper Ratings                                                                      70


-------------------------------------------------------------------------------
                         GENERAL INFORMATION AND HISTORY
-------------------------------------------------------------------------------

The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the Inflation Protected, the International Government Bond and the Nasdaq-100(R) Index Funds, is "diversified" as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to as "Sub-adviser") for each Fund to provide investment sub-advisory services, subject to VALIC's oversight.

The Series Company issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.

The Series Company was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company ("AGSPC") on January 14, 1985, and to North American Funds Variable Product Series I on October 1, 2000. Subsequently, on December 31, 2001, the name changed to VALIC Company I. The individual Fund names also changed on December 31, 2001, as noted below.

--------------------------------------------------------------------------------------------------------------------
Name Prior to 10/1/2000                  Name from 10/2000 to 12/31/2001        Name effective 12/31/2001
--------------------------------------------------------------------------------------------------------------------

AGSPC Asset Allocation Fund              North American - AG Asset              Asset Allocation Fund
                                         Allocation Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC Capital Conservation Fund          North American - AG Capital            Capital Conservation Fund
                                         Conservation Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC Government Securities Fund         North American - AG Government         Government Securities Fund
                                         Securities Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC Growth & Income Fund               North American - AG Growth & Income    Growth & Income Fund
                                         Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC International Equities Fund        North American - AG International      International Equities Fund
                                         Equities Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC International Government Bond      North American - AG International      International Government Bond Fund
Fund                                     Government Bond Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC Mid Cap Index Fund                 North American - AG Mid Cap Index      Mid Cap Index Fund
                                         Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC Money Market Fund                  North American - AG 1 Money Market     Money Market I Fund
                                         Fund
--------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - AG Nasdaq-100(R)      Nasdaq-100(R)Index Fund
                                         Index Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC Small Cap Index Fund               North American - AG Small Cap Index    Small Cap Index Fund
                                         Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC Social Awareness Fund              North American - AG Social Awareness   Social Awareness Fund
                                         Fund
-------------------------------------------------------------------------------------------------------------------
AGSPC Stock Index Fund                   North American - AG Stock Index Fund   Stock Index Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC Growth Fund                        North American Core Equity Fund        Core Equity Fund

--------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - American Century      Income & Growth Fund
                                         Income & Growth Fund
--------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - American Century      International Growth I Fund
                                         International Growth Fund
--------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - Founders Large Cap    Large Cap Growth Fund
                                         Growth Fund
--------------------------------------------------------------------------------------------------------------------
N/A (new fund 10/1/2000)                 North American - Founders/T. Rowe      Small Cap Fund
                                         Price Small Cap Fund
--------------------------------------------------------------------------------------------------------------------
N/A (new fund 11/1/2000)                 North American - T. Rowe Price Blue    Blue Chip Growth Fund
                                         Chip Growth Fund
--------------------------------------------------------------------------------------------------------------------
N/A (new fund 11/1/2000)                 North American - T. Rowe Price         Health Sciences Fund
                                         Health Sciences Fund
--------------------------------------------------------------------------------------------------------------------
AGSPC Science & Technology Fund          North American - T. Rowe Price         Science & Technology Fund
                                         Science & Technology Fund
--------------------------------------------------------------------------------------------------------------------
N/A (new fund 12/31/2001)                N/A                                    Value Fund
--------------------------------------------------------------------------------------------------------------------

The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of the Series Company through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the "Opportunities Fund," was reorganized with and into the Blue Chip Growth Fund.

-------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.


FUNDAMENTAL INVESTMENT RESTRICTIONS

Borrowing
All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

Commodities
All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Concentration
All Funds except the Health Sciences Fund and the Nasdaq-100(R) Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Diversification
All Funds except the Health Sciences Fund, the Inflation Protected Fund, the International Government Bond Fund, and the Nasdaq-100(R) Index Fund. Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Issuance of Senior Securities
All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

Lending
All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Real Estate
All Funds:  No Fund may  purchase or sell real estate  except that each Fund may
(i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting
All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Control of Companies
All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

Illiquid Securities
All Funds:  Each Fund may not invest  more than 15% (10% for the Money  Market I
Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

Foreign Securities
All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

     100%
     International Equities Fund
     International Government Bond Fund
     International Growth I Fund

     35%
     Asset Allocation Fund
     Core Equity Fund
     Growth & Income Fund
     Health Sciences Fund
     Income & Growth Fund
     Mid Cap Index Fund
     Nasdaq-100(R)Index Fund
     Small Cap Index Fund
     Stock Index Fund


     30%
     Inflation Protected Fund
     Large Capital Growth Fund
     Large Cap Growth Fund
     Science & Technology Fund
     Small Cap Fund


     25%
     Mid Capital Growth Fund
     Value Fund

     20%
     Blue Chip Growth Fund
     Capital Conservation Fund
     Government Securities Fund
     Money Market I Fund (payable in U.S. Dollars)
     Socially Responsible Fund

Margin
All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

Short Sales
All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

Investment Companies
All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

Asset-Backed Securities
All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

Single Investment Companies
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest more than 5% of total assets in a single investment company.

Total Investment Company Investment
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

Single Investment Company Voting Securities
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

Certificates of Deposit and Bankers Acceptances
All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

Futures Contracts - Initial Margin Deposits
All Funds: With respect to each Fund other than the Money Market I Fund, to the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund, and Small Cap Fund

As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund, and a portion of the assets of the Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

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                              INVESTMENT PRACTICES
-------------------------------------------------------------------------------

Adjustable Rate Securities

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Asset-Backed Securities

Each Fund may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Bank Obligations

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Convertible Securities

The Asset Allocation Fund, the Blue Chip Growth Fund, the Capital Conservation Fund, the Core Equity Fund, the Growth & Income Fund, the Health Sciences Fund, the Income & Growth Fund, the Inflation Protected Fund, the International Growth I Fund, the International Equities Fund, the Large Capital Growth Fund, the Mid Capital Growth Fund, the Science & Technology Fund, the Small Cap Fund, the Social Awareness Fund, and the Value Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

Depositary Receipts

Each Fund, other than the Money Market I Fund, may purchase ADRs. Each Fund, other than the Money Market I Fund, may invest in Depositary Receipts. Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund's investment policies, the Funds' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Eurodollar Obligations

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers,
stock  exchanges,   and  brokers   generally  are  subject  to  less  government
regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

Fixed Income Securities

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other nationally rated statistical rating organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Lower Rated Fixed Income Securities

The Capital Conservation Fund, the Income & Growth Fund, the Inflation Protected Fund, the International Government Bond Fund and the Value Fund may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

Foreign Currency Exchange Transactions and Forward Contracts

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled"). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian" or "State Street") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Foreign Securities

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Emerging Markets

The Income & Growth Fund, the Inflation Protected Fund, the International Government Bond Fund, the International Growth I Fund, the Large Capital Growth Fund (up to 5% of total assets), the Mid Capital Growth Fund and the Value Fund may make investments in companies domiciled in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

Hybrid Instruments

Each of the Funds, other than the Inflation Protected Fund, the Money Market I Fund and the Value Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities and exchange traded funds ("ETFs"), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For more information on ETFs, see "Other Investment Companies."

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments (including investments in other investment companies) to 10% of total assets.

Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured
Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Illiquid Securities

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

Initial Public Offering ("IPO")

The Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund, Income & Growth Fund, International Growth I Fund, Science & Technology Fund, Small Cap Fund and Value Fund may invest in IPOs. As such, a portion of each Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Interfund Borrowing and Lending Program

The Series Company has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Lending Portfolio Securities

Each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

Loan Participations

Each Fund may invest in loan participations. Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. The Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.

Mortgage-Related Securities

All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Capital Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through
Securities." The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund and the Value Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund and the Inflation Protected Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

Options and Futures Contracts

Options on Securities and Securities Indices

Each Fund, except the Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information. Each Fund, other than the Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund, the International Government Bond Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. The Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may write call and put options that are not covered. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each Fund, except the Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500(R) Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, except the Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund, the Mid Capital Growth Fund and the Value Fund may also purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Science & Technology Fund, the Small Cap Fund, the Large Capital Growth Fund, the Mid Capital Growth Fund and the Value Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Fund, except the Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Inflation Protected Fund, International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund, and the Mid Capital Growth Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

From time to time, the Blue Chip Growth Fund, the Health Sciences Fund, the Inflation Protected Fund, the Large Capital Growth Fund, the Mid Capital Growth Fund, the Science & Technology Fund and the Small Cap Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.

The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Fund, except the Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund and the Mid Capital Growth Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by the Blue Chip Growth Fund, the Capital Conservation Fund, the Government Securities Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund, the Mid Capital Growth Fund, the Science & Technology Fund and the Small Cap Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. The Blue Chip Growth Fund, the Core Equity Fund, the Growth & Income Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may also write covered put options on stock index futures contracts. The Blue Chip Growth Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Mid Capital Growth Fund and the Science & Technology Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500(R) Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund and the Mid Capital Growth Fund like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its Custodian or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options  including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.

Other Investment Companies

Each of the Funds, other than the Money Market I Fund, Capital Conservation Fund, and Government Securities Fund, may invest in securities of other investment companies (including HOLDRs and ETFs such as iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

Holding Company Depositary Receipts ("HOLDRs") are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices or various countries and regions. iShares are managed by Barclay's Global Investors and are listed on the American Stock Exchange ("AMEX"). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor's Depositary Receipts ("SPDRs") are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500(R). SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.

Real Estate Securities and Real Estate Investment Trusts ("REITs")

Each Fund, except the Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks,
(ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except the Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market I Fund).

Reverse Repurchase Agreements

The Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund, the Inflation Protected Fund, the Large Capital Growth Fund, the Mid Capital Growth Fund, the Science & Technology Fund and the Small Cap Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.

Rule 144A Securities

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

Short Sales

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Money Market I Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


Swap Agreements

The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund, the Large Capital Growth Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.

Variable Rate Demand Notes

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

Warrants

Each Fund, except the Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued Securities

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

-------------------------------------------------------------------------------
                               INVESTMENT ADVISER
-------------------------------------------------------------------------------

VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was last approved by the Board of Directors on July 20, 2004. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").

Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). The Series Company allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of the Series Company other than transfer agency fees which are allocated among the Funds based on the number of shareholder accounts.

Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below.


                                                              Investment Advisory Fees Paid for
                                                                  Fiscal Year Ended May 31,
Fund Name                                                2004                2003                 2002
Asset Allocation Fund                                     $886,029            $792,890              $966,856
Blue Chip Growth Fund                                      273,640             148,039               141,282
Capital Conservation Fund                                  410,438             398,255               335,236
Core Equity Fund                                         4,788,943           4,334,282             6,153,678
Government Securities Fund                                 836,372             900,370               658,730
Growth & Income Fund                                     1,403,452           1,310,594             1,791,932
Health Sciences Fund                                     1,139,275             558,019               414,324
Income & Growth Fund                                     1,712,444           1,459,730             1,870,710
International Equities Fund                                451,688             289,208               363,601
International Government Bond Fund                         745,240             624,463               503,868
International Growth I Fund                              3,812,799           3,474,142             4,583,480
Large Cap Growth Fund                                    4,282,624           3,900,263             5,552,580
Mid Cap Index Fund                                       3,906,884           2,905,924             3,096,700
Money Market I Fund                                      2,402,961           2,958,515             3,206,477
Nasdaq-100(R)Index Fund                                     333,005             121,446                96,613
Science & Technology Fund                               12,439,525           8,913,172            13,917,726
Small Cap Fund                                           5,475,614           4,553,763             6,046,925





                                                                  Investment Advisory Fees Paid for
                                                                  Fiscal Year Ended May 31,
Fund Name                                                  2004                2003                 2002

Small Cap Index Fund                                     1,359,431             753,478               825,705
Social Awareness Fund                                    1,918,682           1,646,755             2,233,641
Stock Index Fund                                        10,618,015           8,916,679            11,351,289
Value Fund                                                 102,208              75,358                33,545

VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets)
through September 30, 2005.





                                                                                  Expense Before
                                 Fund                     Maximum Fund                Limitation
                                                             Expense              (as of May 31, 2004)

                   Core Equity Fund                            0.85%                   0.95%
                   Growth & Income Fund                        0.85%                   0.89%
                   Income and Growth Fund                      0.83%                   0.91%
                   Inflation Protected Fund                    0.65%                   1.03%*
                   International Growth I Fund                 1.01%                   1.23%
                   Large Cap Growth Fund                       0.96%                   0.98%
                   Large Capital Growth Fund                   0.85%                   1.85%*
                   Mid Capital Growth Fund                     0.85%                   1.80%*
                   Money Market I Fund                         0.56%                   0.64%
                   Small Cap Fund                              0.95%                   1.04%
                   Value Fund                                  1.30%                   1.32%
                  ----------------------------------

                  * Estimated for the year ended May 31, 2005.


The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

Approval of Advisory Agreement

The Board of Directors, including a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined by the 1940 Act) (the "Independent Directors"), approved the existing Advisory Agreement with VALIC with respect to each Fund for an additional period and approved the Advisory Agreement with respect to the Inflation Protected, Large Capital Growth and Mid Capital Growth Funds for an initial term of two years. In approving the Advisory Agreement, the Board, including the Independent Directors, considered the following factors: (1) the nature and quality of services provided to the Fund; (2) VALIC's compensation and profitability; (3) entrepreneurial risks incurred by VALIC; (4) comparison of fees with other advisers; (5) information on personnel providing services; (6) economies of scale; (7) the terms of the Advisory Agreement; and (8) alternative fee structures. The Board's analysis of these factors is set forth below. The Independent Directors were advised by separate independent legal counsel throughout the process.

     Nature and Quality of VALIC Services. The Board considered information presented by management of VALIC regarding their routine activities in monitoring and analyzing the performance of the Sub-advisers. The Board recognized that VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. The Board also considered VALIC's marketing activities to promote the Funds. The Board noted that it receives information at each quarterly meeting throughout the year related to the Funds' performance and VALIC's services. The Board reviewed various charts, graphs and narrative information prepared by an independent third party research firm, Lipper, Inc. ("Lipper"), showing the performance of the Funds compared to peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories. Consideration was also given to the scope and quality of the various other functions, such as transfer agency and shareholder servicing provided each Fund under a separate agreement with VALIC. Based upon this and other information, the Board determined that VALIC provides reasonable and adequate services to the Series Company.

     Organization and Profitability. The Board considered VALIC's historical relationship with the Series Company and the benefit to shareholders of investing in a Fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered VALIC's record of compliance with each Fund's investment objective and restrictions and its positive regulatory and compliance history. The Board also considered VALIC's relationship with its affiliates and the resources available to them. In addition, the Board considered VALIC's level of profitability in providing services to the Funds. In doing so, the Board considered financial information that addressed profitability in connection with management of the Funds. The Board reviewed the basis of such reports and reviewed the reasonableness of the allocation methodology. The Board also considered VALIC's profitability information in comparison with certain other publicly available profitability information regarding certain other investment advisers. The Board determined that VALIC's profitability in connection with the Funds was reasonable.

     Entrepreneurial Risk. The Board recognized that VALIC expends considerable time, effort and money in the development of new funds. The Board considered that VALIC assumes the risk that new funds may never be offered, or that they may be offered in a form different from that originally envisioned such that development costs might not be allocable to such new funds. The Board recognized that if a new fund is offered, VALIC assumes the risk that a fund may never reach a sustainable size such that VALIC would need to subsidize such new fund's expenses for some period of time.

     Expenses and Fee Structures. The Board considered information and graphics prepared by Lipper comparing VALIC's management fees paid by the Funds with those of other funds in their respective industry classifications. The Board also considered expense reimbursements and net expense ratio caps contractually agreed upon with VALIC. Based upon this and other information, the Board determined that the fee and expense ratios of the Funds were reasonable given the nature and quality of services expected to be provided and were comparable to the fee and expense ratios of similar funds.

     Personnel. The Board considered the experience of VALIC's executive personnel responsible for providing services to the Funds. The Board concluded that such personnel are experienced, well trained and well-qualified.

     Economies of Scale. The Board considered whether there is potential for realization of economies of scale and concluded that there are limited opportunities to experience economies of scale at the Funds' current asset levels.

     Alternative Fee Structures. The Board considered other alternative fee structures such as flat fees, performance based adjustments, and fees based upon complex-wide assets and concluded that the proposed fee structures as presented continue to be appropriate for the Funds.

     Terms of the Advisory Agreement. The Board reviewed the terms of the Advisory Agreement. Under the 1940 Act, the Advisory Agreement may be continued with respect to any Fund if specifically approved at least annually by: (a) (i) the Series Company's Board of Directors or (ii) a majority of that Fund's outstanding voting securities (as defined by the 1940 Act), and (b) the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for this purpose. The Advisory Agreement may be terminated as to any Fund at any time by the Board, by vote of a majority of the Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon, without the payment of any penalty. The Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act and the rules and regulations thereunder).

     Under the terms of the Advisory Agreement, VALIC shall not be liable to a Fund or its shareholders for any act or omission by it or for any losses sustained in the purchase, holding or sale of any portfolio securities, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of duty. The Board determined that the terms of the Advisory Agreement with VALIC were fair and reasonable.

     Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the advisory fee structures are fair and reasonable, that VALIC was fulfilling its contractual and fiduciary duties and that the initial approval or continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders. Therefore, the Board of Directors concluded that the existing Advisory Agreement should be continued.

Code of Ethics

The Series Company and VALIC have adopted an Investment Company Code of Ethics (the "VALIC Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the VALIC Code is (1) any trustee, director, officer, general partner or advisory person of the Series Company or VALIC, and (2) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. VALIC reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of the Series Company or any Sub-adviser during the quarter.

Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser's code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the Code of Ethics. Material violations of a Sub-adviser's code of ethics will be reported to the Series Company's Board of Directors.

----------------------------------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISERS
----------------------------------------------------------------------------------------------------------

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

Fund Name                                   Sub-adviser Name

Asset Allocation Fund                       AIG Global International Corporation ("AIGGIC")
Blue Chip Growth Fund                       T. Rowe Price Associates, Inc. ("T. Rowe Price")
Capital Conservation Fund                   AIGGIC
Core Equity Fund                            Wellington  Management  Company,  LLP  ("Wellington  Management")
                                            and WM Advisors, Inc. ("WMA")
Government Securities Fund                  AIGGIC
Growth & Income Fund                        AIG SunAmerica Asset Management Corp. ("SAAMCo")
Health Sciences Fund                        T. Rowe Price
Income & Growth Fund                        American Century Investment Management, Inc. ("American Century")
Inflation Protected Fund                    AIGGIC
International Equities Fund                 AIGGIC
International Government Bond Fund          AIGGIC
International Growth I Fund                 American Century
Large Cap Growth Fund                       SAAMCo
Large Capital Growth Fund                   A I M Capital Managment, Inc. ("AIM") and SAAMCo.
Mid Capital Growth Fund                     Morgan  Stanley  Investment  Management  Inc.  d/b/a  Van  Kampen  ("Van
                                            Kampen") and John McStay Investment Counsel, LP ("JMIC")
Mid Cap Index Fund                          AIGGIC
Money Market I Fund                         SAAMCo
Nasdaq-100(R)Index Fund                     AIGGIC
Science & Technology Fund                   T. Rowe Price
Small Cap Fund                              American  Century,   Franklin  Portfolio   Associates,   LLC  ("Franklin
                                            Portfolio"), and T. Rowe Price
Small Cap Index Fund                        AIGGIC
Social Awareness Fund                       AIGGIC
Stock Index Fund                            AIGGIC
Value Fund                                  OppenheimerFunds, Inc. ("Oppenheimer")


In selecting Sub-advisers, the Series Company's Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-adviser, (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-adviser's personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Directors also reviewed the fees to be paid to each Sub-adviser.

Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

Approval of Sub-advisory Agreements

     At its ______ 2004 meeting, the Board of Directors, including a majority of the Independent Directors, approved the initial Sub-advisory Agreement with AIGGIG (with respect to the Inflation Protected Fund), with AIM Capital Management, Inc. and SAAMCo (with respect to the Large Capital Growth Fund) and with Van Kampen and JMIC (with respect to the Mid Capital Growth Fund). At its July 2004 meeting, the Board of Directors, including a majority of the Independent Directors, approved for an additional one-year period, the existing Sub-advisory Agreements with AIGGIC, American Century, Putnam, SAAMCo, T. Rowe Price, Wellington Management and WMA. In April 2004, the Board of Directors, including all of the Independent Directors, approved the initial Sub-advisory Agreements with Oppenheimer and Franklin Portfolio. The Sub-advisory Agreement between VALIC and Putnam expired on August 27, 2004, upon the closing of the reorganization of the Growth Fund with and into the Blue Chip Growth Fund, which was approved by shareholders on August 26, 2004.

     In approving the Sub-advisory Agreements, the Board considered the following factors: (1) the nature and quality of services provided to the Fund;
(2) comparative fee information of the Funds; (3) the Funds' investment performance compared to selected peer groups; (4) the investment personnel and operations of the Sub-advisers; and (5) the terms of the Sub-advisory
Agreements. The Board's analysis of these factors is set forth below. The Independent Directors were advised by separate independent legal counsel throughout the process.

     Nature and Quality of Services Provided; Investment Personnel. The Board considered information presented by management of VALIC regarding the services provided by the Sub-advisers. The Board considered each Sub-adviser's record of compliance with the investment objective, policies and restrictions of the Fund(s) they sub-advise, and each Sub-adviser's regulatory and compliance history. In addition, the Board reviewed the code of ethics of each of the Sub-advisers and determined that each contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by their personnel in connection with their personal transactions in securities held or to be acquired by the Funds. With respect to each Sub-adviser, the Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment and reinvestment of portfolio securities with respect to the Funds. The Board reviewed various charts, graphs and narrative information prepared by Lipper, showing the performance of the Funds compared to peer groups and rankings within the relevant Lipper categories. Based upon this and other information, the Board determined that each Sub-adviser provides reasonable and adequate services to the relevant Fund(s) of the Series Company.

     Sub-advisory Fees. The Board considered that each Fund pays an advisory fee to VALIC and that, in turn, VALIC (rather than the Fund) pays a sub-advisory fee to the Sub-advisers. Therefore, the Board considered the amount retained by VALIC and the fee paid to the Sub-advisers with respect to the various services provided by VALIC and the Sub-advisers. In considering the fees payable under the Sub-advisory Agreements, the Board considered reports prepared by Lipper showing the sub-advisory fees of each Fund and a representative peer group. Based upon this and other information, the Board determined that the sub-advisory fees were reasonable and comparable to sub-advisory fees of similar funds.

     Fund Performance. As noted above, the Board received reports prepared independently by Lipper showing performance information of the Funds, peer groups as determined by Lipper, and rankings within the relevant Lipper categories. In considering the Funds' performance, the Board reviewed each Fund's annualized total return performance for the one-, three-, five-, and ten-year period (as applicable). With respect to any Fund ranked in the fourth or fifth quintiles in its category, the Board reviewed in particular the measures taken and to be taken by VALIC and/or the relevant Sub-adviser to improve the performance of such Funds. Based upon this and other information, the Board determined that the Funds' performance results were reasonable as compared with relevant performance standards and benchmarks.

     Terms of Sub-advisory Agreements. The Sub-advisory Agreements may be continued with respect to any of the Funds if approved at least annually by the vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Board or a majority of the relevant Fund's outstanding voting securities.

     The Sub-advisory Agreements will automatically terminate in the event of assignment or in the event of termination of the Advisory Agreement between VALIC and the Series Company as it relates to the relevant sub-advised Fund. The Sub-Advisory Agreements may be terminated at any time, without penalty, by VALIC, the relevant Sub-adviser, the Board of Directors, or by vote of a majority of the outstanding voting securities of the relevant sub-advised Fund, generally, on not more than 60 days' nor less than 30 days' written notice.

     The Sub-advisory Agreements provide that the Sub-advisers shall not be liable to VALIC, the Series Company or to any shareholder of the Series Company for any act or omission in rendering services under the Sub-advisory Agreements or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-advisers. The Sub-advisory Agreements provide that the Sub-advisers will bear the expense of discharging their responsibilities.

     Conclusion. After requesting and reviewing such information as they deemed necessary, the Board concluded that the initial approval or continuation of each Sub-advisory Agreement, as the case may be, was in the best interest of each relevant Fund and their respective shareholders.

For the fiscal years ended May 31, 2004, 2003 and 2002, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below; however, no fees are shown for the fiscal periods in which Funds did not exist.


             Fund                        Sub-adviser                   2004              2003             2002

Asset Allocation Fund                AIGGIC                             $443,014         $396,445          $220,001
Blue Chip Growth Fund                T. Rowe Price                       130,096           71,661            66,914
Capital Conservation Fund            AIGGIC                              205,219          199,128            72,491
Core Equity Fund                     Wellington Management               755,774          693,723         1,492,136

                                     WMA, from 01/01/2002
                                     to present                          815,771          734,848           397,407
Government Securities Fund           AIGGIC                              418,181          450,185           139,763
Growth & Income Fund                 SAAMCo                              467,817          436,865           239,639
Health Sciences Fund                 T. Rowe Price                       661,223          327,719           239,914
Income & Growth Fund                 American Century                    964,581          833,301         1,046,797
International Equities Fund          AIGGIC                              129,054           82,631            41,608
International Government Bond Fund   AIGGIC                              372,620          312,232           103,592
International Growth I Fund          American Century                  2,347,040       $2,160,778        $2,769,887
Large Cap Growth Fund                SAAMCO                            1,577,809        1,436,939         2,268,545
Mid Cap Index Fund                   AIGGIC                              287,551          207,474            97,985
Money Market I Fund                  SAAMCo                              576,711          710,043           323,820
Nasdaq-100(R)Index Fund              AIGGIC, from                        124,877           45,542            36,230
                                     01/01/2002 to present

Science & Technology Fund            T. Rowe Price                     7,582,276        5,570,342         8,424,207
Small Cap Fund                       Founders+                         1,523,863        1,408,460         1,456,431
                                     T. Rowe Price                     1,762,674        1,362,224         2,200,783
Small Cap Index Fund                 AIGGIC                               92,682           58,056            27,007
Social Awareness Fund                AIGGIC                              959,341          823,377           453,785
Stock Index Fund                     AIGGIC                              604,721          536,667           260,056
Value Fund                           Putnam++                             65,518           48,306            21,503


+ Effective June 18, 2004, American Century and Franklin Portfolio replaced Founders as co-sub-advisers to the Small Cap Fund.

++ Effective June 18, 2004, Oppenheimer replaced Putnam as sub-adviser to the Value Fund

The sub-advisory fee paid to T. Rowe Price may be discounted based on total subadvised domestic equity assets. The discount ranges from 5% to 10% for total assets over $750 million to assets over $3 billion.

American Century is a wholly-owned subsidiary of American Century Companies, Inc. AIGGIC is an indirect wholly-owned subsidiary of AIG. AIM is an indirect wholly owned subsidiary of AMVESCAP, PLC London, England. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc. Van Kampen is a direct subsidiary of Morgan Stanley. JMIC is an indirect majority-owned subsidiary of AIG. SAAMCo is an indirect wholly-owned subsidiary of AIG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Wellington Management is a limited independent partnership owned entirely by 78 partners. WMA is a wholly-owned subsidiary of New American Capital, Inc. and an indirect wholly-owned subsidiary of Washington Mutual, Inc.

-------------------------------------------------------------------------------
                               SERVICE AGREEMENTS
-------------------------------------------------------------------------------

Service Agreements with Affiliates

The Series Company has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services.

The Series Company has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to the Series Company at cost.

Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. Prior to May 1, 2001, the fee was 0.03%. Prior to October 1, 2001, the fee was paid to VALIC. These fees are paid directly by the Funds.

For the fiscal years ended May 31, 2004, 2003, and 2002, the Funds paid SAAMCo and VALIC the following administrative services fees under the Administrative Services Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.


            Fund Name                                2004            2003            2002             2002
                                                     SAAMCo          SAAMCo          SAAMCo           VALIC
                                                                                     (10/2001-        (06/2001-
                                                                                     05/2002)         09/30)
Asset Allocation Fund                                  $124,044        $111,005         $88,531         $46,616
Blue Chip Growth Fund                                    23,944          12,953           8,827           3,535
Capital Conservation Fund                                57,461          55,756          32,797          13,943
Core Equity Fund                                        419,033         379,250         346,331         192,789
Government Securities Fund                              117,092         126,052          63,587          28,463
Growth & Income Fund                                    130,989         122,322         108,610          58,393
Health Sciences Fund                                     79,749          39,061          25,759           3,243
Income & Growth Fund                                    155,677         132,703         112,210          62,061
International Equities Fund                              90,338          67,842          64,141              --
International Government Bond Fund                      104,334          87,425          72,100              --
International Growth I Fund                             266,896         243,190         205,852         116,113
Large Cap Growth Fund                                   315,562         287,388         261,913         136,309
Mid Cap Index Fund                                      953,927         673,659         492,295         238,431
Money Market I Fund                                     336,415         414,192         311,750         137,503
Nasdaq-100(R)Index Fund                                   58,276          21,253          12,368           4,545
Science & Technology Fund                               967,519         693,247         688,372         397,581
Small Cap Fund                                          425,881         354,181         311,048         159,091
Small Cap Index Fund                                    271,886         150,696         111,619          53,698
Social Awareness Fund                                   268,615         230,546         204,697         108,521
Stock Index Fund                                      2,833,044       2,356,670       1,983,946       1,051,235
Value Fund                                                9,173           6,763           3,010              --


For the fiscal years ended May 31, 2004, 2003, and 2002, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.





          Fund Name                                                  2004            2003            2002

          Asset Allocation Fund                                    $1,537          $1,887          $1,884
          Blue Chip Growth Fund                                     1,274           1,259             875
          Capital Conservation Fund                                 1,537           1,910           1,340
          Core Equity Fund                                          2,049           2,511           4,342
          Government Securities Fund                                2,049           2,517           2,043
          Growth & Income Fund                                      1,537           1,886           2,150
          Health Sciences Fund                                      1,274           1,259             917
          Income & Growth Fund                                      1,182           1,256           1,579
          International Equities Fund                              11,092          11,053           6,387
          International Government Bond Fund                          518             645             561
          International Growth I Fund                               1,024           1,327           2,591
          Large Cap Growth Fund                                     1,151           1,255           2,425
          Mid Cap Index Fund                                       12,071          11,650          10,368
          Money Market I Fund                                      15,151          24,937           3,197
          Nasdaq-100(R)Index Fund                                    6,862           6,626           3,630
          Science & Technology Fund                                 8,911           9,144          10,503
          Small Cap Fund                                            1,025           1,249           3,324
          Small Cap Index Fund                                     15,108           8,514           5,260
          Social Awareness Fund                                     1,539           1,732           2,863
          Stock Index Fund                                         15,400          17,129          25,533
          Value Fund                                                1,040           1,192             554


-------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
-------------------------------------------------------------------------------

For the fiscal year ended May 31, 2004, the portfolio turnover rate was higher than the previous year for the Growth & Income Fund due to the addition of a portfolio manager in April 2004 and volatile market conditions that require more frequent repositioning of the fund's holdings. For the fiscal year ended May 31, 2004, the portfolio turnover rate was higher than the previous year for the Large Cap Growth Fund due to the fund taking advantage of greater market volatility and the resulting investment opportunities.

For the fiscal year ended May 31, 2003, the portfolio turnover rate was higher than the previous year for the Capital Conservation Fund and the Government Securities Fund due to repositioning based on market conditions.


-------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
-------------------------------------------------------------------------------

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100(R) Index Fund, the Blue Chip Growth Fund, and the Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, the Growth & Income Fund, the Opportunities Fund, the Income & Growth Fund, the International Growth I Fund, the Large Cap Growth Fund, the Large Capital Growth Fund, the Mid Capital Growth Fund, the Health Sciences Fund, the Small Cap Fund and the Science & Technology Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.

When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund's portfolios may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with directed brokerage and research services, described below.

Directed brokerage: A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan, and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage arrangements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

The following chart reflects the directed brokerage activity for the periods ended May 31, 2004, 2003 and 2002.




----------------------------- ------------- ---------------- --------------- ---------------- -------------- ----------------
                              Fiscal Year   % of Net Assets   Fiscal Year                      Fiscal Year   % of Net Assets
                                 Ending                          Ending      % of Net Assets     Ending
                               05/31/2004     05/31/2004       05/31/2003      05/31/2003      05/31/2002      05/31/2002


----------------------------       $63,017            0.01%        $273,263            0.05%       $143,630            0.02%
Core Equity Fund                     4,618            0.01%           5,039            0.03%             11            0.00%
Blue Chip Growth Fund               29,213            0.03%          14,735            0.03%            578            0.00%
Health Sciences Fund
Science & Technology Fund          195,895            0.01%         170,767            0.02%          6,959            0.00%
----------------------------- ------------- ---------------- --------------- ---------------- -------------- ----------------

Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser's ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2004, 2003 and 2002. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.





                           2004 Brokerage Commissions

------------------------------------------ ----------------- ----------------- --------------------- --------------------------
                  Fund                        Aggregate       Amount paid to      Percentage of       Percentage of Amount of
                                                                                                      Transactions Involving
                                                                               Commissions paid to    Payments of Commissions
                                              Brokerage         Affiliated          Affiliated             to Affiliated
                                              Commission     Broker-Dealers*     Broker-Dealers*          Broker-Dealers
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------

Asset Allocation Fund                               $47,888                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Blue Chip Growth Fund                                28,731                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Capital Conservation Fund                                --                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Core Equity Fund                                    477,643                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Government Securities Fund                               --                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Growth & Income Fund                                968,464            $1,000                 0.10%                      0.15%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Health Sciences Fund                                201,163                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Income & Growth Fund                                589,185                23                 0.00%                      0.01%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
International Equities Fund                          80,845                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
International Government Bond Fund                       --                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
International Growth I Fund                       1,919,971           110,348                 5.75%                      4.86%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Large Cap Growth Fund                             1,942,873             6,000                 0.31%                      0.48%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Mid Cap Index Fund                                  124,388                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Money Market I Fund                                      --                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Nasdaq-100(R)Index Fund                               35,395                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Science & Technology Fund                         2,554,269                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Small Cap Fund                                    1,454,002                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Small Cap Index Fund                                143,437                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Social Awareness Fund                               638,505                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Stock Index Fund                                     95,171                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
Value Fund                                           12,807                --                 0.00%                      0.00%
------------------------------------------ ----------------- ----------------- --------------------- --------------------------
* The affiliated broker-dealer that affected transactions with the indicated
Funds was J.P. Morgan/Chase and Blaylock & Partners.



                           2003 Brokerage Commissions

----------------------------------------- ----------------- ------------------- ------------------- --------------------------
                  Fund                       Aggregate        Amount paid to      Percentage of      Percentage of Amount of
                                                                                                     Transactions Involving
                                                                                 Commissions paid    Payments of Commissions
                                             Brokerage          Affiliated        to Affiliated           to Affiliated
                                             Commission      Broker-Dealers*     Broker-Dealers*         Broker-Dealers
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------

Asset Allocation Fund                              $45,549                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Blue Chip Growth Fund                               23,870                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Capital Conservation Fund                               --                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Core Equity Fund                                   520,339                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Government Securities Fund                              --                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Growth & Income Fund                               645,480                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Health Sciences Fund                               191,445                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Income & Growth Fund                               681,961                $432               0.06%                      0.07%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
International Equities Fund                          3,271                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
International Government Bond Fund                      --                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
International Growth I Fund                      2,207,651              93,191               4.22%                      1.53%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Large Cap Growth Fund                            1,362,504                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Mid Cap Index Fund                                  80,282                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Money Market I Fund                                     --                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Nasdaq-100(R)Index Fund                              22,377                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Science & Technology Fund                        1,993,818                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Small Cap Fund                                   1,731,027                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Small Cap Index Fund                                52,639                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Social Awareness Fund                              329,894                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Stock Index Fund                                   186,297                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
Value Fund                                          13,777                  --               0.00%                      0.00%
----------------------------------------- ----------------- ------------------- ------------------- --------------------------
* The affiliated broker-dealer that affected transactions with the indicated
Funds was J.P. Morgan/Chase.




                           2002 Brokerage Commissions

-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
                Fund                      Aggregate        Amount paid to        Percentage of      Percentage of Amount of
                                                                                                     Transactions Involving
                                                                               Commissions paid     Payments of Commissions
                                          Brokerage          Affiliated          to Affiliated           to Affiliated
                                          Commission       Broker-Dealers*      Broker-Dealers*          Broker-Dealers
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------

Asset Allocation Fund                            $2,651                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Blue Chip Growth Fund                            21,181                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Capital Conservation Fund                            --                   --                  N/A                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Core Equity Fund                                727,134                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Government Securities Fund                           --                   --                  N/A                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Growth & Income Fund                            722,586                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Health Sciences Fund                             83,908                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Income & Growth Fund                            264,114               $1,560                0.56%                    [0.00%]?
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
 International Equities Fund                    134,502                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
International Government Bond Fund                  864                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
International Growth I Fund                   3,307,241               82,476                2.27%                    [0.00%]?
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Large Cap Growth Fund                         1,835,723                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Mid Cap Index Fund                               69,155                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Money Market I Fund                                  --                   --                  N/A                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Nasdaq-100(R)Index Fund                            1,299                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Science & Technology Fund                     2,861,763                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Small Cap Fund                                  852,013                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Small Cap Index Fund                             90,491                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Social Awareness Fund                           223,957                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Stock Index Fund                                131,698                   --                0.00%                       0.00%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------
Value Fund                                       14,912                    5                0.03%                       0.04%
-------------------------------------- ----------------- -------------------- -------------------- ---------------------------

*    The affiliated broker-dealers that effected transactions with the indicated
     Funds include J.P. Morgan/Chase and Royal Alliance Associates, Inc.


The following table sets forth the value of Funds' holdings of securities of the Series Company's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2004.




                                                                            Value
Fund                                  Broker Dealer                        (000's)           Debt or Equity

Asset Allocation                      Wachovia Corp.                             $956            Equity
                                      State Street Bank & Trust Co.                77            Equity
                                      Bear Stearns Cos., Inc.                      40            Equity
                                      Citigroup, Inc.                           2,656            Equity
                                      Goldman Sachs Group, Inc.                   540            Equity
                                      JP Morgan Chase & Co.                       846            Equity
                                      Lehman Brothers Holdings, Inc.              100            Equity
                                      Merrill Lynch & Co., Inc.                   575            Equity
                                      Morgan Stanley Co., Inc.                    598            Equity
                                      Citigroup, Inc.                             125             Debt
                                      Goldman Sachs Group, Inc.                    79             Debt
                                      JP Morgan Chase & Co.                       283             Debt
                                      Lehman Brothers Holdings, Inc.              122             Debt
                                      Morgan Stanley Co., Inc.                    547             Debt
                                      UBS Finance, Inc.                         9,000             Debt
                                      State Street Bank & Trust Co.            17,186             Debt

Blue Chip                             State Street Bank & Trust Co.              $586            Equity
                                      Citigroup, Inc.                           1,503            Equity
                                      Goldman Sachs Group, Inc.                   357            Equity
                                      Merrill Lynch & Co., Inc.                   477            Equity
                                      Morgan Stanley Co., Inc.                    284            Equity
                                      JP Morgan Chase & Co.                        18            Equity

Capital Conservation                  Bear Stearns Cos., Inc.                     267             Debt
                                      Citigroup, Inc.                             179             Debt
                                      Goldman Sachs Group, Inc.                   110             Debt
                                      JP Morgan Chase & Co.                       445             Debt
                                      Lehman Brothers Holdings, Inc.              169             Debt
                                      Morgan Stanley Co., Inc.                    201             Debt
                                      State Street Bank & Trust Co.             4,197             Debt

Core Equity                           State Street Bank & Trust Co.             2,111            Equity
                                      Citigroup, Inc.                          17,636            Equity
                                      JP Morgan Chase & Co.                     8,657            Equity
                                      Merrill Lynch & Co., Inc.                 6,001            Equity
                                      Bank of America Corp.                    23,938            Equity
                                      Wachovia Securities                       6,562            Equity
                                      State Street Bank & Trust Co.             5,772             Debt

Government Securities                 State Street Bank & Trust Co.             6,779             Debt

Growth & Income                       Citigroup, Inc.                           4,193            Equity
                                      Goldman Sachs Group, Inc.                 1,596            Equity
                                      JP Morgan Chase & Co.                     3,021            Equity
                                      Morgan Stanley Co., Inc.                  1,675            Equity
                                      Bank of America Corp.                     4,265            Equity
                                      U.S. Bancorp.                             2,627            Equity
                                      State Street Bank & Trust Co.             4,101             Debt

Income & Growth                       Citigroup, Inc.                           9,794            Equity
                                      JP Morgan Chase & Co.                     6,885            Equity
                                      Morgan Stanley Co., Inc.                    417            Equity
                                      Wachovia Corp.                            2,369            Equity
                                      State Street Bank & Trust Co.               407             Debt

International Equities                ABN Amro Holding NV                         819            Equity
                                      UBS AG                                    1,988            Equity
                                      Deutsche Bank AG                          1,011            Equity
                                      State Street Bank & Trust Co.            25,411             Debt

International Government              Citigroup Global Markets, Inc.            1,366             Debt
Bond                                  State Street Bank & Trust Co.             6,321             Debt

International Growth I                UBS AG                                    5,616            Equity
                                      Credit Suisse First Boston                4,705            Equity
                                      State Street Bank & Trust Co.             1,177             Debt

Large Cap Growth                      Citigroup, Inc.                         $10,774            Equity
                                      Goldman Sachs Group, Inc.                 4,949            Equity
                                      Merrill Lynch & Co., Inc.                 3,544            Equity
                                      Morgan Stanley Co., Inc.                  6,662            Equity
                                      Bank of America Corp.                     5,144            Equity
                                      State Street Bank & Trust Co.             8,624             Debt
                                      UBS Warburg, LLC                          7,000             Debt

Mid Cap Index                         Jefferies Group, Inc.                     2,769            Equity
                                      UBS Finance, Inc.                        15,000             Debt
                                      State Street Bank & Trust Co.            12,931             Debt

Money Market I                        Bear Stearns Cos., Inc.                   4,994             Debt
                                      UBS Finance, Inc.                        36,000             Debt
                                      Merrill Lynch & Co., Inc.                15,000             Debt
                                      State Street Bank & Trust Co.               342             Debt

Nasdaq-100(R)Index                     State Street Bank & Trust Co.             5,734             Debt

Small Cap Index                       UBS Finance, Inc.                        10,000             Debt
                                      State Street Bank & Trust Co.             7,124             Debt

Social Awareness                      Citigroup, Inc.                          12,319            Equity
                                      Goldman Sachs Group, Inc.                 1,328            Equity
                                      JP Morgan Chase & Co.                     6,323            Equity
                                      Lehman Brothers Holdings, Inc.              176            Equity
                                      Merrill Lynch & Co., Inc.                 2,593            Equity
                                      Wachovia Corp.                            5,568            Equity
                                      UBS Finance, Inc.                        10,000             Debt
                                      State Street Bank & Trust Co.             6,661             Debt

Stock Index                           State Street Bank & Trust Co.             6,551            Equity
                                      Bear Stearns Cos., Inc.                   3,396            Equity
                                      Citigroup, Inc.                          96,472            Equity
                                      Goldman Sachs Group, Inc.                18,303            Equity
                                      JP Morgan Chase & Co.                    30,585            Equity
                                      Lehman Brothers Holdings, Inc.            8,458            Equity
                                      Merrill Lynch & Co., Inc.                22,226            Equity
                                      Morgan Stanley Co., Inc.                 23,678            Equity
                                      Wachovia Corp.                           25,040            Equity
                                      UBS Finance, Inc.                         8,000             Debt
                                      State Street Bank & Trust Co.             7,020             Debt

Value                                 Citigroup, Inc.                             572            Equity
                                      Goldman Sachs Group, Inc.                     8            Equity
                                      Merrill Lynch & Co., Inc.                   176            Equity
                                      Morgan Stanley Co., Inc.                     77            Equity
                                      Wachovia Corp.                               54            Equity
                                      JP Morgan Chase & Co.                       255            Equity
                                      State Street Bank & Trust Co.               112            Equity
                                      Bank of America Corp.                       382            Equity
                                      State Street Bank & Trust Co.               224             Debt



Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.


------------------------------------------------------------------------------
                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES
------------------------------------------------------------------------------

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.


------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
------------------------------------------------------------------------------

The net asset value per share ("NAV") for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) by dividing the net assets of each of the Fund's holdings by the number of such Fund's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Fund's Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities.

Publicly-traded corporate bonds are valued at prices obtained from third party pricing services.

Short-term debt securities for which market quotations are readily available are valued at the last reported bid price, except for those with a remaining maturity of 60 days or less which are valued by the amortized cost method (unless, due to special circumstances, the use of such a method with respect to any security would result in a valuation which does not approximate fair market value).

Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities of other situations, for example, when a particular foreign market is closed but the Fund is open. The Series Company uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Options purchased by the Funds (including options on financial futures contracts, stock indices, foreign currencies, and securities) listed on national securities exchanges are valued on the exchange where such security is primarily traded. Over-the-counter options purchased or sold by the Funds are valued based upon prices provided by market-makers in such securities or dealers in such currencies.

Exchange-traded financial futures contracts (including interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts) are valued at the settlement price for such contracts established each day by the board of trade or exchange on which such contracts are traded. Unlisted financial futures contracts are valued based upon prices provided by market-makers in such financial futures contracts. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities, then these securities are fair valued, as determined pursuant to procedures adopted in good faith by the Board of Directors.

All of the assets of the Money Market I Fund are valued on the basis of amortized cost. Under the amortized cost method of valuation, securities are valued at a price on a given date, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities. The Series Company's Board of Directors has established procedures reasonably designed, taking into account current market conditions and the Money Market I Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market I Fund's net asset value might still decline.

------------------------------------------------------------------------------
                          ACCOUNTING AND TAX TREATMENT
------------------------------------------------------------------------------

Calls and Puts

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Financial Futures Contracts

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

Subchapter M of the Code

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Passive Foreign Investment Companies

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marketing to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

Section 817(h) of the Code

The  Funds  each  intend  to  comply  with  Section  817(h)  of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

------------------------------------------------------------------------------
                                OTHER INFORMATION
------------------------------------------------------------------------------

Shareholder Reports

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

Voting and Other Rights

The Series Company has an authorized capitalization of 22.5 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 24 classes comprising 750 million to 1 billion shares each. Each of the 24 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund. See "Voting Rights" in your Contract prospectus or Plan document for a discussion of the manner in which shares of the Fund are voted.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their Contract or Plan. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

The Series Company will assist in shareholder communications.

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.

At May 31, 2004, VALIC Separate Account A, American International Group Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):



                                                               VALIC     AIGAIC      AGL


               Asset Allocation Fund                              99.97%     --            *
               Blue Chip Growth Fund                              99.96%     --            *
               Capital Conservation Fund                         100.00%     --           --
               Core Equity Fund                                  100.00%     --           --
               Government Securities Fund                         87.89%      12.11%      --
               Growth & Income Fund                               92.99%       7.01%      --
               Health Sciences Fund                              100.00%     --           --
               Income & Growth Fund                              100.00%     --           --
               International Equities Fund                        96.94%      *            *
               International Government Bond Fund                100.00%     --           --
               International Growth I Fund                       100.00%     --           --
               Large Cap Growth Fund                             100.00%     --           --
               Mid Cap Index Fund                                 97.78%     --            *
               Money Market I Fund                                78.20%      *            20.49%
               Nasdaq-100(R)Index Fund                             95.60%     --            *
               Science & Technology Fund                          99.73%      *            *
               Small Cap Fund                                    100.00%     --           --
               Small Cap Index Fund                               98.89%     --           --
               Social Awareness Fund                             100.00%     --           --
               Stock Index Fund                                   94.51%      *            *
               Value Fund                                        100.00%     --           --
                  *Less than 5% ownership.

As of May 31, 2004, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.


Proxy Voting Policies and Procedures

Proxy Voting Responsibility

The Series Company has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of the Series Company and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.

The Series Company has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of each Fund according to the Fund's policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Series Company's policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, a Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the sub-adviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

Examples of a Fund's Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund's voting positions on specific matters:

o    Vote with management recommendations on most corporate matters;

o Vote with management recommendations on proposals to increase or decrease authorized common stock;

o Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

o Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

o Vote on a case-by-case basis regarding finance, merger and acquisition matters;

o    Vote against most shareholder proposals;

o    Abstain  from voting on social  responsibility  or  environmental  matters,
     unless  the  Fund's   objective  is  directly  related  to  the  social  or
     environmental matter in question;1 and

o    Not vote proxies for index funds/portfolios and passively managed funds.2

__________________________

1 In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

2 Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.



Conflicts of Interest

Senior management of the Series Company and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Series Company's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund's shareholders and the interests of VALIC, or one of VALIC's affiliates, and the conflict is known to the Fund, senior management of the Series Company and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.

Proxy Voting Records

IRRC will maintain records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC's website at http://www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Board of Directors of the Series Company has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, the Series Company does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

The Series Company makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of the Series Company's fiscal quarter.

In addition, the Series Company generally makes publicly available on a periodic basis information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Series Company's website, marketing communications (including printed advertising and sales literature), and/or the Series Company's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Series Company's legal department. The Series Company and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. The Series Company's Chief Compliance Officer and/or the Investment Adviser's legal counsel is responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Series Company and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

The Series Company's executive officers and the Investment Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds' participants and the Funds' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds' operation or useful to the Funds' participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Directors of the Series Company, the Board reviews a report disclosing third parties to whom the Funds' portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, the Series Company routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. The Series Company does not receive any compensation or other consideration from these arrangements for the release of the Funds' portfolio holdings information.

Custody of Assets

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.

Index Funds

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400(R) Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500(R) Index or S&P Mid Cap 400(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

Independent Registered Public Accounting Firm

The Board of Directors has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas, 77010, to serve as independent registered public accounting firm of the Series Company.

-----------------------------------------------------------------------------
                        MANAGEMENT OF THE SERIES COMPANY
-----------------------------------------------------------------------------

The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. The officers of the Series Company are elected by the Directors. Each officer holds office until the qualification and election of his or her successor.



INDEPENDENT
DIRECTORS
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------

                                                                                   Number of
---------------------------                                                       Portfolios
                                                                                    In Fund
                                                                                    Complex
                             Positions      Date                                   Overseen
     Name, Address and          Held       Service     Principal Occupation (s)       by         Other Directorships Held
       Date of Birth         With Fund3     Began        During Past 5 Years      Director4          by Director5
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------

DR. JUDITH L. CRAVEN         Director    August,      Retired Administrator.      76           Director, A.G. Belo
2929 Allen Parkway                       1998                                                  Corporation, a media
Houston, Texas 77019                                                                           company (1992-Present);
10/06/45                                                                                       Director SYSCO Corporation,
                                                                                               a food marketing  and
                                                                                               distribution company
                                                                                               (1996-Present); Director,
                                                                                               Luby's  Inc., a restaurant
                                                                                               chain (1998-Present;
                                                                                               Director, University
                                                                                               of Texas Board of Regents
                                                                                               (2001-Present).
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
WILLIAM F. DEVIN             Director    October,     Member, Board of            76           N/A
2929 Allen Parkway                       2001         Governors, Boston Stock
Houston, Texas 77019                                  Exchange (1985-Present).
12/30/38
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
DR. TIMOTHY J. EBNER         Director    August,      Professor and Head,         39           N/A
2929 Allen Parkway                       1998         Department of
Houston, Texas 77019                                  Neuroscience, and
07/15/49                                              Visscher Chair of
                                                      Physiology, University of
                                                      Minnesota
                                                      (1999-Present).
                                                      Formerly, Director,
                                                      Graduate Program in
                                                      Neuroscience, University
                                                      of Minnesota (1995-1999);
                                                      Professor of
                                                      Neurosurgery, University
                                                      of Minnesota (1980-1999).
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
JUDGE GUSTAVO E. GONZALES,   Director    August,      Municipal Court Judge,      39           N/A
JR.                                      1998         Dallas, Texas
2929 Allen Parkway                                    (1995-Present).
Houston, Texas 77019
07/27/40
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
_____________________________

1 Directors serve until their successors are duly elected and qualified, subject to the Board's retirement discussed below.


2 The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the Series Company (24 funds), VALIC
Company II (15 funds), AIG Series Trust, Inc. (4 funds), SunAmerica Money Market
Funds (2 funds),  SunAmerica Equity Funds (9 funds),  SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (15 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica
Series Trust (32 portfolios), and Season Series Trust (19 portfolios).


3 Directorships  of Companies  required to report to the Securities and Exchange
Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.






---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------

                                                                                   Number of
                                                                                  Portfolios
                                                                                    In Fund
                                                                                    Complex
                             Positions      Date                                   Overseen
     Name, Address and          Held       Service     Principal Occupation (s)       by         Other Directorships Held
       Date of Birth         With Fund1     Began        During Past 5 Years       Director2           by Director3
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
DR. NORMAN HACKERMAN         Director    1984         President Emeritus, Rice    39           N/A
2929 Allen Parkway                                    University, Houston,
Houston, Texas 77019                                  Texas (1985-Present).
03/02/12
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
DR. JOHN W. LANCASTER        Director    1984         Pastor Emeritus and         39           N/A
2929 Allen Parkway                                    Director of Planned
Houston, Texas 77019                                  Giving, First
12/15/23                                              Presbyterian Church,
                                                      Houston, Texas
                                                      (1997-Present).
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
KENNETH J. LAVERY            Director    October,     Vice President of           39           N/A
2929 Allen Parkway                       2001         Massachusetts Capital
Houston, Texas 77019                                  Resources Company
12/30/49                                              (1982-Present).
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
BEN H. LOVE                  Director    1993         Retired.                    39           N/A
2929 Allen Parkway
Houston, Texas 77019
09/26/30
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
DR. JOHN E. MAUPIN, JR.      Director    August,      President, Meharry          39           Director, Monarch Dental
2929 Allen Parkway                       1998         Medical College,                         Corporation (1997-Present);
Houston, Texas 77019                                  Nashville, Tennessee                     Director, Pinnacle
10/28/46                                              (1994-Present).                          Financial Partners, Inc.
                                                                                               (2000-Present).
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------

INTERESTED DIRECTORS
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------

                                                                                  Number of
                                                                                  Portfolios
                                                                                  In Fund
                                                                                  Complex
                             Positions   Date                                     Overseen
Name, Address and            Held        Service      Principal Occupation (s)    by           Other Directorships Held
Date of Birth                With Fund1  Began        During Past 5 Years         Director2    By Director3
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
PAIGE T. DAVIS               Director    July, 2002   Formerly, Regional          39           Director, Maryland African
2929 Allen Parkway                                    Manager, VALIC                           American Museum Corporation
Houston, Texas 77019                                  (1976-2001).                             (1999-Present); Director,
07/04/43                                                                                       Maryland Racing Commission
                                                                                               (1996-Present); Director,
                                                                                               Morgan State University
                                                                                               Foundation, Inc.
                                                                                               (1998-Present); Director,
                                                                                               Maryland Health and Higher
                                                                                               Education Facilities
                                                                                               Authority (1987-Present).
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
PETER A. HARBECK             Director    October,     President, CEO and          85           Director, AIG Asset
The SunAmerica Center                    2001         Director, SAAMCo                         Management International,
733 Third Avenue                                      (1995-Present); President                Inc. (2000-Present);
New York, New York 10017                              and Director, AIG                        Managing Director, John
01/23/54                                              SunAmerica Fund Services,                McStay Investment Counsel,
                                                      Inc. (1988-Present); CEO,
                                                      L.P. (1999-Present; AIG
                                                      Advisor Group Director,
                                                      AIG SunAmerica
                                                      (2004-Present); Executive
                                                      Capital Services, Inc.
                                                      Vice President, AIG
                                                      (1993-Present). Retirement
                                                      Services, Inc.
                                                      (2003-Present).
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------


OFFICERS
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------

                                                                                   Number of
                                                                                  Portfolios
                                                                                    In Fund
                                                                                    Complex
                             Positions      Date                                   Overseen
     Name, Address and          Held       Service     Principal Occupation (s)       by         Other Directorships Held
       Date of Birth         With Fund      Began        During Past 5 Years       Director2           by Director3
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
EVELYN M. CURRAN             President   October,     President and Principal     N/A          N/A
2919 Allen Parkway           and         2002         Executive Officer, VC I
Houston, Texas 77019         Principal                and VALIC Company II ("VC
06/04/65                     Executive                II") (2002-Present);
                             Officer                  Senior Vice President,
                                                      Variable Products and
                                                      Funds VALIC
                                                      (2001-Present); Vice
                                                      President, Series Company
                                                      and VC II (2001-2002).
                                                      Formerly, Vice President,
                                                      American General Fund
                                                      Group (1999-Present).
                                                      Senior Attorney, American
                                                      General Corporation
                                                      (1997-1999).

---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
NORI L. GABERT               Vice        October,     Vice President and          N/A          N/A
2929 Allen Parkway           President   2000         Associate General
Houston, TX 77019            and                      Counsel, SAAMCo
08/15/53                     Secretary                (2001-Present); Vice
                                                      President and Assistant
                                                      Secretary, Seasons Series
                                                      Trust (2001-Present); Vice
                                                      President, Series Company
                                                      and VC II (1998-Present);
                                                      Secretary, VC I and VC II
                                                      (2000-Present); Formerly,
                                                      Associate General Counsel,
                                                      American General
                                                      Corporation, (1997-2001);
                                                      Assistant Secretary, VC I
                                                      and VC II (1998-2000).
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
DONNA M. HANDEL              Vice        October,     Vice President and          N/A          N/A
The SunAmerica Center        President   2001         Assistant Treasurer, VC I
733 Third Avenue             and                      and VC II (2001-Present);
New York, New York 10017     Assistant                Vice President
06/25/66                     Treasurer                (2001-Present),
                                                      Treasurer (2002-Present)
                                                      and Assistant Treasurer
                                                      (1999-2002), Seasons
                                                      Series Trust; Vice
                                                      President, SAAMCo
                                                      (1996-Present); Vice
                                                      President (2000-Present),
                                                      Treasurer (2002-Present)
                                                      and Assistant Treasurer
                                                      (1996-2002), SunAmerica
                                                      Equity Funds, SunAmerica
                                                      Income Funds and
                                                      SunAmerica Money Market
                                                      Funds, Inc., Anchor
                                                      Series Trust, SunAmerica
                                                      Focused Series, Inc.;
                                                      Treasurer, AIG Series
                                                      Trust, Inc.
                                                      (2004-Present).

---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------

                                                                                   Number of
                                                                                  Portfolios
                                                                                    In Fund
                                                                                    Complex
                             Positions      Date                                   Overseen
     Name, Address and          Held       Service     Principal Occupation (s)       by         Other Directorships Held
       Date of Birth         With Fund      Began        During Past 5 Years       Director2           by Director3
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
GREGORY R.  KINGSTON         Treasurer   October,     Treasurer and Principal     N/A          N/A
2919 Allen Parkway           and         2002         Financial Officer, VC I
Houston, Texas 77019         Principal                and VC II
01/18/66                     Financial                (2002-Present);Vice
                             Officer                  President and Assistant
                                                      Treasurer, Seasons Series
                                                      Trust (2001-Present);
                                                      Treasurer, VC I and VC II
                                                      (2000-Present). Formerly,
                                                      Vice President, American
                                                      General Investment
                                                      Management, L.P.
                                                      (1999-2001); Assistant
                                                      Treasurer, First
                                                      Investors Management Co.
                                                      (1994-1999).

---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
JOHN PACKS                   Vice        October,     Vice President and Senior   N/A          N/A
99 High Street               President   2001         Investment Officer, VC I
Boston, Massachusetts 02110  and                      and VC II (2001-Present);
12/09/55                     Senior                   Senior Investment
                             Investment               Officer, VALIC
                             Officer                  (2001-Present).
                                                      Formerly, Senior Vice
                                                      President-Investment
                                                      Research, American General
                                                      Fund Group (2000-2001);
                                                      Principal, Cypress Holding
                                                      Company (1995-2000).

---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------
ROBERT M. ZAKEM              Vice        October,     Senior Vice President and       N/A                  N/A
The SunAmerica Center        President   2001         General Counsel, SAAMCo
733 Third Avenue             and                      (1993-Present); Executive
New York, New York 10017     Assistant                Vice President, General
01/26/58                     Secretary                Counsel and Director,
                                                      SunAmerica Capital
                                                      Services, Inc.
                                                      (1993-Present); Vice
                                                      President, General Counsel
                                                      and Assistant Secretary,
                                                      SunAmerica Fund Services,
                                                      Inc. (1994-Present);
                                                      Secretary, SunAmerica
                                                      Mutual Funds and Anchor
                                                      Series Trust
                                                      (1993-Present), SunAmerica
                                                      Focused Series
                                                      (1996-Present),); Vice
                                                      President and Assistant
                                                      Secretary, Seasons Series
                                                      Trust (1997-Present); Vice
                                                      President and Assistant
                                                      Secretary, VC I and VC II
                                                      (2001-Present); President,
                                                      AIG Series Trust, Inc.
                                                      (2003-Present).
---------------------------- ----------- ------------ --------------------------- ------------ -----------------------------


Independent Directors receive an annual retainer of $31,500, and a meeting fee of $4,075 for each Board meeting and $2,000 for each special Board meeting attended in person and $500 for each Board meeting conducted by telephone. Audit and Governance Committee members receive $500 for each meeting attended held in conjunction with a Board Meeting; Committee Members receive $1,000 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $250 for each Committee Meeting chaired held in conjunction with a Board Meeting; Committee chairs receive an additional $500 for each Committee Meeting chaired not held in conjunction with a Board Meeting.

The Series Company has an Audit Committee on which each of the Independent Directors serves with Dr. Lancaster as chairman. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services comprised of Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the fiscal year ended May 31, 2004, the Audit Committee held four meetings. The Series Company has a Governance Committee which consists of all Independent Directors with Mr. Love as chairman. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. The Series Company does not have a standing compensation committee. During the fiscal year ended May 31, 2004, the Governance Committee held three meetings. The Series Company has a Compliance and Ethics Committee comprised of Mr. Lavery, Judge Gonzales and Dr. Maupin, which addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as wells as any material compliance matters arising under Rule 38a-1 policies and procedures approved by the Board of Directors. The Series Company has a Brokerage Committee comprised of Mr. Devin (Chairman), Mr. Lavery, Judge Gonzales and Dr. Maupin, which reviews brokerage issues but does not meet on a formal basis.

The Independent Directors are reimbursed for certain out-of-pocket expenses by the Series Company. The Directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2004.

Director Ownership of Shares

The following table shows the dollar range of shares beneficially owned by each Director.




Independent Directors
---------------------------------------- -------------------------------------- -------------------------------------

                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                         Dollar Range of Equity Securities in     Investment Companies Overseen by
           Name of Director                            the Fund1                        Director in Family2
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------

Dr. Judith L. Craven                                      $0                                     $0
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
William F. Devin                                           0                                     0
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
Dr. Timothy J. Ebner                                       0                                     0
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
Judge Gustavo E. Gonzales, Jr.                             0                                     0
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
Dr. Norman Hackerman                                       0                                     0
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
Dr. John W. Lancaster                                      0                                     0
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
Kenneth J. Lavery                                          0                                     0
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
Ben H. Love                                                0                                     0
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
Dr. John E. Maupin, Jr.                                    0                                     0
---------------------------------------- -------------------------------------- -------------------------------------

------------------------
1        Includes the value of shares beneficially owned by each Director in the Series Company as of May 31,
2004.
2        Includes the Series Company (24 series) and VC II (15 series).




Interested Directors
---------------------------------------- -------------------------------------- -------------------------------------
           Name of Director                                                       Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                         Dollar Range of Equity Securities in     Investment Companies Overseen by
                                                       the Fund                          Director in Family
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------

Paige T. Davis                                             0                                     0
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
Peter A. Harbeck                                           0                                     0
---------------------------------------- -------------------------------------- -------------------------------------

As of May 31, 2004, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Independent Directors

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2004. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.



                               Compensation Table
                         Fiscal Year Ended May 31, 2004

---------------------------------- ------------------------- ---------------------------- ----------------------------
        Name of Director            Aggregate Compensation      Pension or Retirement       Total Compensation From
                                     from Series Company      Benefits Accrued As Part       Fund Complex Paid to
                                                                of Fund Expenses (1)             Directors (2)

---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Dr. Judith L. Craven                                $47,569                      $99,540                     $124,840
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
William Devin                                        57,769                       70,390                      148,149
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Dr. Timothy Ebner(3)                                 40,034                       84,470                       58,650
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Judge Gustavo E. Gonzales(3)                         41,970                      117,897                       61,650
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Dr. Norman Hackerman                                 47,569                      177,119                       69,500
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Dr. John W. Lancaster                                47,800                      180,022                       69,750
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Kenneth J. Lavery                                    47,569                       48,660                       69,500
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Ben H. Love                                          48,036                      184,811                       70,000
---------------------------------- ------------------------- ---------------------------- ----------------------------
---------------------------------- ------------------------- ---------------------------- ----------------------------
Dr. John E. Maupin, Jr.                              47,099                       95,697                       69,000
---------------------------------- ------------------------- ---------------------------- ----------------------------

 (1) All current Directors would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of May 31, 2004, are as follows: Drs. Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge Gonzales - approximately 6 years.
 (2) Includes VC I, VC II, SunAmerica Series Trust, Seasons Series Trust, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, AIG Series Trust and SunAmerica Money Market Funds.
 (3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2004, the current value of the deferred compensation is $33,602 and $23,496 for Dr. Ebner and Mr. Gonzales, respectively.


Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Series Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

The Series Company also offers Independent Directors a retirement plan ("Retirement Plan") with benefits based upon the director's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits. Estimated benefits are shown below.



            Pension Table -- Estimated Benefits at Normal Retirement

                                           Years of Service At Retirement

 Compensation at       5 Years                                                                           10 or More
   Retirement         and Under         6 Years         7 Years          8 Years          9 Years          Years


     $20,000           $10,000          $12,000         $14,000          $16,000          $18,000         $20,000
     $30,000           $15,000          $18,000         $21,000          $24,000          $27,000         $30,000
     $40,000           $20,000          $24,000         $28,000          $32,000          $36,000         $40,000
     $50,000           $25,000          $30,000         $35,000          $40,000          $45,000         $50,000
     $60,000           $30,000          $36,000         $42,000          $48,000          $54,000         $60,000
     $70,000           $35,000          $42,000         $49,000          $56,000          $63,000         $70,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

                                    APPENDIX

Description of Corporate Bond Ratings

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Description of Commercial Paper Ratings

Moody's Commercial Paper Ratings

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o        Leading market positions in well established industries
o        High rates of return on funds employed
o Conservative capitalization structures with moderate reliance on debt and ample asset protection o Broad margins in earnings coverage of fixed financial charges and high internal cash generation
o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor's Commercial Paper Ratings.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                            VALIC COMPANY I

                                                       PART C. OTHER INFORMATION


ITEM 22. EXHIBITS

a.         (1)                        Articles of Incorporation. (7)
           (2)                        Articles Supplementary to the Articles of Incorporation, effective April 10,
                                      1990. (7)
           (3)                        Articles Supplementary to the Articles of Incorporation, effective September
                                      28, 1990. (7)
           (4)                        Amendment One to the Articles of Incorporation, effective October 1, 1991.
                                      (7)
           (5)                        Amendment Two to the Articles of Incorporation, effective May 1, 1992. (7)
           (6)                        Articles Supplementary to the Articles of Incorporation, effective May 1,
                                      1992. (7)
           (7)                        Articles Supplementary to the Articles of Incorporation, effective January
                                      20, 1994. (7)
           (8)                        Articles Supplementary to the Articles of Incorporation, effective February
                                      4, 1994. (7)
           (9)                        Articles Supplementary to the Articles of Incorporation, effective February
                                      4, 1994. (7)
           (10)                       Articles Supplementary to the Articles of Incorporation, effective May 1,
                                      1995. (7)
           (11)                       Articles of Amendment to the Articles of Incorporation, effective October 1,
                                      1997. (6)
           (12)                       Restated Articles of Incorporation, effective December 31, 2001. (10)
           (13)                       Articles of Amendment to the Articles of Incorporation, effective December
                                      31, 2001.  (11)
           (14)                       Articles Supplementary to Restated Articles of Incorporation, effective
                                      September 29, 2004.  Filed herewith.

b.                                    By-Laws as amended and restated October 29, 1991 (7)

c.                                    Not Applicable

d.         (1)                        Investment Advisory Agreement between VALIC and the Registrant, dated August
                                      29, 2001, as amended on August 2, 2004. (15)
           (1)(a)                     Investment Advisory Agreement between VALIC and the Registrant, dated August
                                      29, 2001, as amended on _____, 2004.  To be filed by amendment.
           (2)                        Investment Sub-Advisory Agreement between The Variable Annuity Life
                                      Insurance Company ("VALIC") and AIG Global Investment Corp., dated January
                                      1, 2002.  (11)
           (3)                        Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIG
                                      Global Investment Corp., dated __________, 2004.  To be filed by amendment.
           (4)                        Investment Sub-Advisory Agreement between VALIC and American Century
                                      Investment Management, Inc. dated August 29, 2001.  (8)
           (5)                        Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and
                                      American Century Investment Management, Inc. dated June 21, 2004. (15)
           (6)                        Investment Sub-Advisory Agreement between VALIC and Franklin Portfolio
                                      Associates, LLC, dated June 21, 2004.  (15)
           (7)                        Investment Sub-Advisory Agreement between VALIC and OppenheimerFunds, Inc., dated June 21, 2004.  (15)
           (8)                        Investment Sub-Advisory Agreement between VALIC and AIG SunAmerica Asset
                                      Management Corp., dated January 1, 2002.  (11)
           (9)                        Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIG
                                      Sun America Asset Management Corp., dated _________, 2004.  To be filed by amendment.
           (10)                       Investment Sub-Advisory Agreement between VALIC and T. Rowe Price
                                      Associates, Inc. (Science & Technology Fund) dated August 29, 2001.  (8)
           (11)                       Investment Sub-Advisory Agreement between VALIC and T. Rowe Price
                                      Associates, Inc. (Founders/T. Rowe Small Cap Fund) dated August 29, 2001. (8)
           (12)                       Investment Sub-Advisory Agreement between VALIC and WM Advisors, Inc., dated
                                      January 1, 2002. (10)
           (13)                       Investment Sub-Advisory Agreement between VALIC and Wellington Management
                                      Company LLP dated August 29, 2001.  (8)
           (14)                       Investment Sub-Advisory Agreement between VALIC and A I M Capital
                                      Management, Inc. (Large Capital Growth Fund) dated ____ 2004.  To be filed by amendment.
           (15)                       Investment Sub-Advisory Agreement between VALIC and John McStay Investment
                                      Counsel, LP (Mid Capital Growth Fund) dated ____ 2004.  To be filed by amendment.
           (16)                       Investment Sub-Advisory Agreement between VALIC and Morgan Stanley
                                      Investment Management Inc. (Mid Capital Growth Fund) dated ____, 2004.  To be filed by amendment.

e.                                    Not Applicable

f.                                    Not Applicable

g.         (1)      (a)               Custodian Contract between Registrant and State Street Bank and Trust
                                      Company dated January 27, 1994. (7)
                    (b)               Custodian Fee Schedule between Registrant and State Street Bank and Trust
                                      Company (6)
                    (c)               Amendment to Custodian Contract between Registrant and State Street Bank and
                                      Trust Company dated October 30, 1995. (6)
                    (d)               Amendment to Custodian Contract dated October 18, 2000. (9)
           (2)                        Securities Lending Authorization Agreement as Amended between Registrant and
                                      State Street Bank and Trust Company effective July 15, 1995. (7)

h.         (1)                        Amended and Restated Transfer Agency and Service Agreement between
                                      Registrant and VALIC dated October 17, 2000.  (8)
           (2)                        Amended and Restated Accounting Services Agreement between Registrant and
                                      VALIC effective May 1, 2001. (8)
           (3)                        Administrative Services Agreement between Registrant and SunAmerica Asset
                                      Management Corp. effective October 1, 2001. (9)
           (4)                        Remote Access Service Agreement between Registrant and State Street Bank and
                                      Trust Company dated August 18, 2003.  (14)

i.                                    Legal Opinion.  Filed herewith.

j.                                    Not Applicable.

k.                                    Not Applicable

l.                                    Not Applicable

m.                                    Not Applicable

n.                                    Not Applicable

o.                                    Reserved

p.         (1)                        Code of Ethics - American Century Investment Management, Inc.  (15).
           (2)                        Code of Ethics - T Rowe Price Associates, Inc.  (15)
           (3)                        Code of Ethics - Wellington Management Company LLP.  (13)
           (4)                        Code of Ethics - WM Advisors, Inc.  (13)
           (5)                        Code of Ethics - SunAmerica Asset Management Corp. (11)
           (6)                        Code of Ethics - AIG Global Investment Corp. (11)
           (7)                        Code of Ethics - AIG SunAmerica Asset Management Corp. and VALIC dated
                                      January 1, 2003.  (14)
           (8)                        Code of Ethics - Franklin Portfolio Associates, LLC.  (15)
           (9)                        Code of Ethics - OppenheimerFunds, Inc.  (15)
           (10)                       Code of Ethics - A I M Capital Management, Inc.  To be filed by amendment.
           (11)                       Code of Ethics - John McStay Investment Counsel, LP.  To be filed by amendment.
           (12)                       Code of Ethics -- Morgan Stanley Asset Management Inc.  To be filed by amendment.
q.                                    Power of Attorney.  Filed herewith.




Footnotes:

1. Incorporated by reference to the Registrant's Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2. Incorporated by reference to Post-Effective Amendment Number 15 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3. Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4. Incorporated by reference to Post-Effective Amendment Number 23 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5. Incorporated by reference to Post-Effective Amendment Number 24 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (Accession No. 0000950129-96-002176).

6. Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

7. Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No. 0000950129-98-004009).

8. Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No. 0000950129-01-503229).

9. Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No. 0000719423-01-500030).

10. Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No. 0000950129-02-000177).

11. Incorporated by reference to Post-Effective Amendment Number 35 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2002 (File No. 2-83631/811-03737).

12. Incorporated by reference to Post-Effective Amendment Number 36 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2002 (File No. 2-83631/811-03737).

13. Incorporated by reference to Post-Effective Amendment Number 37 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 14, 2003 (File No. 2-83631/811-03737).

14. Incorporated by reference to Post-Effective Amendment Number 38 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2003 (File No. 2-83631/811-03737).

15. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2004 (File No. 2-836311)

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 24. INDEMNIFICATION

Registrant's Restated Articles of Incorporation, Item 22. a. (12.) of this Registration Statement, provide, in summary, that officers and directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable by reason of willful misfeasance, bad faith, active and deliberate dishonesty, gross negligence, improper personal benefit or reckless disregard of duties involved in the conduct of his office. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers Professional Liability Insurance Policy of $45 million in the aggregate. Insurance providers are as follows:

     Arch Insurance Company
     One Liberty Plaza, 53rd Floor
     New York, New York 10006

     Twin City Fire Insurance Company
     2 Park Avenue
     New York, New York 10016

     Liberty Mutual Insurance Company
     55 Water Street, 18th Floor
     New York, New York 10016



     U.S. Specialty Insurance Company
     37 Radio Circle Drive
     P.O. Box 5000
     Mount Kisco, New York 10549

     Federal Insurance Company
     55 Water Street
     New York, New York 10041

Section 3 of the Investment Advisory Agreement (the "Agreement") between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC's directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption "About the Series Company's Management" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Adviser" of the Statement of Additional Information which comprises Part B of the Registration Statement.

ITEM 26. PRINCIPAL UNDERWRITERS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

THE CUSTODIAN:
The State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE ADMINISTRATOR
AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:

AIG Global Investment Corp.
175 Water Street
New York, New York 10038

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

A I M Capital Management, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas  77046

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

Franklin Portfolio Associates, LLC
One Boston Place, 29th Floor
Boston, Massachusetts 02108

John McStay Investment Counsel, LP
5949 Sherry Lane
Suite 1600
Dallas, Texas  75225

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York  10020

OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

WM Advisors, Inc.
1201 Third Street
Seattle, Washington 98101

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

ITEM 28. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A.

ITEM 29. UNDERTAKINGS

Not applicable.

signatures

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas, on the 4th day of October, 2004.

VALIC Company I

By:      /s/  EVELYN M. CURRAN
     ---------------------------------------------------------
     Evelyn M. Curran, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signature                                     Title                                       Date

/s/  EVELYN M. CURRAN                         President                                   October 4, 2004
---------------------------
Evelyn M. Curran                              (Principal Executive Officer)
/s/  GREGORY K. KINGSTON                      Treasurer                                   October 4, 2004
---------------------------
Gregory R. Kingston                           (Principal Financial Officer)
_________*___________                         Director                                    October 4, 2004
Judith Craven
_________*___________                         Director                                    October 4, 2004
Paige Davis
_________*___________                         Director                                    October 4, 2004
William F. Devin
_________*___________                         Director                                    October 4, 2004
Timothy J. Ebner
_________*___________                         Director                                    October 4, 2004
Gustavo E. Gonzales, Jr.
_________*___________                         Director                                    October 4, 2004
Norman Hackerman
_________*___________                         Director                                    October 4, 2004
Peter A. Harbeck
_________*___________                         Director                                    October 4, 2004
John W. Lancaster
_________*___________                         Director                                    October 4, 2004
Kenneth J. Lavery
_________*___________                         Director                                    October 4, 2004
Ben H. Love
_________*___________                         Director                                    October 4, 2004
John E. Maupin, Jr.


*By: /s/  NORI L. GABERT
     -------------------------------
         Nori L. Gabert
         Attorney-in-Fact


                                   EXHIBIT INDEX


ITEM 22.


a. (14) Articles Supplementary to the Restated Articles of Incorporation, effective September 29, 2004.

i.   Legal Opinion.

q.   Power of Attorney.